                                                            Exhibit 10.4

                             WORLD COLOR PRESS, INC.

                                 FIFTH AMENDMENT
                         TO SECOND AMENDED AND RESTATED
                                CREDIT AGREEMENT


          This FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment" or the "Fifth Amendment") is dated as of June 4, 1998 and entered into by and among WORLD COLOR PRESS, INC., a Delaware corporation ("Company"), the Lenders party to the Credit Agreement referred to below on the date hereof (the "Lenders"), and BANKERS TRUST COMPANY, as Administrative Agent, and, for purposes of Section 6 hereof, THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HERETO (each a "Guarantor" and collectively, the "Guarantors"). All capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (as defined below).

                                    RECITALS

          WHEREAS, Company, the Lenders, BancAmerica Securities, Inc., as Syndication Agent, Citibank, N.A., as Documentation Agent and Bankers Trust Company, as Administrative Agent, are parties to that certain Second Amended and Restated Credit Agreement dated as of June 6, 1996, as amended or modified by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of June 10, 1996, as further amended or modified by that certain Limited Waiver, Consent and Second Amendment to Second Amended and Restated Credit Agreement dated as of June 9, 1997, as further amended or modified by that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of June 27, 1997, and as further amended or modified by that certain Limited Waiver, Consent and Fourth Amendment to Second Amended and Restated Credit Agreement dated as of September 29, 1997 (as so amended and modified, the "CREDIT AGREEMENT").

          WHEREAS, the parties hereto wish to amend and modify the Credit Agreement and certain of the other Loan Documents to (i) allow Company to acquire its common stock in connection with the exercise of stock options issued as part of Company's employee stock option plans as provided herein, in an aggregate amount not to exceed $15,000,000 for each Fiscal Year (up to a maximum of $50,000,000 in the aggregate during the term of this Agreement), (ii) amend and modify certain financial covenants, and (iii) make certain other amendments as set forth below.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                                     SECTION 1
                                    AMENDMENTS

1.1 AMENDMENTS TO SECTION 1: DEFINITIONS

          A. The definition of "Change of Control" set forth in Subsection 1.1 of the Credit Agreement is hereby amended and restated as follows:

          "'Change of Control' means such time as (i) Company becomes aware that a 'person' or 'group' (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act of 1934, as amended) other than KKR and its Affiliates has become, directly or indirectly, beneficially, or of record, by way of merger, consolidation or otherwise, the owner of 30% or more of the voting power of the voting stock of Company on a fully-diluted basis after giving effect to the conversion and exercise of all outstanding warrants, options and other securities of Company (whether or not such securities are then currently convertible or exercisable), or (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election by the Board of Directors or whose nomination for election by the shareholders of the Company was approved by a vote of the majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors of Company then in office."

          B. Clause (iii) of the definition of "Net Equity Contribution Amount" set forth in subsection 1.1 of the Credit Agreement is amended and restated as follows:

               "(iii) $128,064,000 which constitutes the amount of net proceeds of the Company's sale of Equity Securities consummated in October, 1997 minus;"

          C. Subsection 1.1 of the Credit Agreement is hereby amended to add the following definition in the appropriate alphabetical order:

               "Company Qualified Option" shall mean, as of any time of determination, any option to acquire common stock of the Company (i) for an exercise price which is less than or equal to the then current market price for such common stock, (ii) which is issued pursuant to an employee stock option plan to a Person who, at the time of the issuance of such option, was an employee, officer or director of the Company and (iii) that is then vested and exercisable."

1.2 AMENDMENTS TO SECTION 6: NEGATIVE COVENANTS

     A.   RESTRICTED JUNIOR PAYMENTS

          1. Subsection 6.5 of the Credit Agreement is hereby amended by amending and restating (v) in its entirety as follows:

    " (v) Company may declare and pay dividends in Cash on the common stock of Company and make payments permitted pursuant to Subsection 6.5 (vi); PROVIDED that the aggregate amount of such Restricted Junior Payments does not exceed the sum of (a) $12,500,000 PLUS (b)(1) 25% MULTIPLIED BY the positive Consolidated Net Income, if any, for the period (treated as a single accounting period) from the Closing Date to the end of the most recent completed Fiscal Quarter preceding the date of computation MINUS (2) 100% of all such dividends, distributions and payments made and funds set apart for such purpose pursuant to this subsection 6.5 (v)(b) and subsection 6.5(vi) during such period PLUS(c) 100% of the Net Equity Contribution Amount, it being understood and agreed that unless Company designates otherwise in writing delivered to Administrative Agent prior to the date Company makes such Restricted Junior Payment, such Restricted Junior Payment shall be allocated FIRST to any amounts available under clause 6.5(v)(b), SECOND to amounts available under clause (a) and THEN to amounts available under clause (c) of this subsection 6.5(v);"

          2. Subsection 6.5 of the Credit Agreement is hereby further amended by adding the following clause (vi) at the end of clause (v) therein as follows:

     "   (vi) Company may make Restricted Junior Payments to acquire publicly traded common stock of Company; PROVIDED that, (a) at the time of any such acquisition, the amount of common stock previously acquired by Company under this clause (vi) together with the amount of common stock to be acquired at such time, does not exceed the sum of all Company Qualified Options then outstanding and all common stock issued by the Company after June 1, 1998 and prior to such time upon the exercise of options that were Company Qualified Options at the time of exercise, (b) the aggregate amount of such Restricted Junior Payments does not exceed the sum of $15,000,000 for each Fiscal Year (up to a maximum of $50,000,000 in the aggregate during the term of this Agreement) and (c) such Restricted Junior Payment is permitted pursuant to subsection 6.5(v); "

          3. Subsection 6.5 of the Credit Agreement is hereby further amended by amending the final proviso therein that appears after subsection 6.5(vi) by deleting the phrase "pursuant to subsections 6.5(i), (iii) or (v)" and replacing it with the phrase "pursuant to subsections 6.5(i), (iii), (v) or
(vi)" therefore.

     B.   LEVERAGE RATIO

Subsection 6.6B of the Credit Agreement is hereby amended by restating the Leverage Ratio applicable as of the last day of the second and third Fiscal Quarters of Fiscal Year 1998 as follows:


     REFERENCE DATE                MAXIMUM LEVERAGE RATIO
     ----------------------------------------------------
     Second Fiscal Quarter 1998    4.10:1.00
     ----------------------------------------------------
     Third Fiscal Quarter 1998     3.90:1.00
     ----------------------------------------------------


                                    SECTION 2
                            LIMITATION OF AMENDMENTS

          Without limiting the generality of the provisions of subsection 9.7 of the Credit Agreement, the amendments set forth above shall be limited precisely by their terms, shall not have any force or effect with respect to any other matter except as expressly provided above, and nothing in this Amendment shall be deemed to:
          (a) constitute a waiver or modification of any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

          (b) prejudice any right or remedy that Administrative Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

          Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

                                    SECTION 3
                           CONDITIONS TO EFFECTIVENESS

          This Amendment shall become effective only upon the satisfaction of all of the following conditions precedent on or prior to June 19, 1998 (the date of satisfaction of such conditions being referred to herein as the "EFFECTIVE DATE"):

          A. On or before the Effective Date, Company and the Guarantors shall have delivered to Administrative Agent executed copies of this Amendment.

          B. On or before the Effective Date, Requisite Lenders shall have delivered to Administrative Agent an executed original or telefacsimile of a counterpart of this Amendment or shall have orally confirmed to Administrative Agent that such Lender agreed to all of the terms and conditions of this Amendment, as set forth herein.

                                    SECTION 4
                    COMPANY'S REPRESENTATIONS AND WARRANTIES

          In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender as of the date hereof, as of the Effective Date that the following statements are true, correct and complete:

          A. CORPORATE POWER AND AUTHORITY. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

          B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

          C. NO CONFLICT. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or
(iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries, except for such approvals which will be obtained on or before the Effective Date and disclosed in writing to Lenders.

          D. GOVERNMENTAL CONSENTS. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.
                                        5

          E. BINDING OBLIGATION. This Amendment has been duly executed and delivered by Company and, when executed and delivered, this Amendment and the Amended Agreement will be the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          G. ABSENSE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

                                    SECTION 5
                                  MISCELLANEOUS

     A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

          (i) On and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

          (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

          B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 9.3 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

          C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Sections 1 and 2 hereof, the effectiveness of which is governed by
Section 4 hereof) shall become effective upon the execution of a counterpart hereof by Company, Lenders, Syndication Agent, Distribution Agent and Administrative Agent and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                                    SECTION 6
                    ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

          Each Guarantor hereby acknowledges that it has read this Amendment and consents to the terms thereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor under the Guaranty and the other Loan Documents to which such Guarantor is a party shall not be impaired or affected and the Guaranty and such other Loan Documents are, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

                  [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                             WORLD COLOR PRESS, INC.


                             By: /s/ Thomas J. Quinlan
                                 ---------------------------
                                 Name: Thomas J. Quinlan
                                 Title: Vice President, Treasurer


                             THE LANMAN COMPANIES, INC.


                             By: /s/ Thomas J. Quinlan
                                 ---------------------------
                                 Name: Thomas J. Quinlan
                                 Title: Vice President, Treasurer


                             LANMAN LITHOTECH, INC.


                             By: /s/ Thomas J. Quinlan
                                 ---------------------------
                                 Name: Thomas J. Quinlan
                                 Title: Vice President, Treasurer


                             CENTRAL FLORIDA PRESS, L.C.


                             By: /s/ Thomas J. Quinlan
                                 ---------------------------
                                 Name: Thomas J. Quinlan
                                 Title: Vice President, Treasurer


                             NORTHEAST GRAPHICS INC.


                             By: /s/ Thomas J. Quinlan
                                 ---------------------------
                                 Name: Thomas J. Quinlan
                                 Title: Vice President, Treasurer

                             THE WESSEL COMPANY, INC.


                             By: /s/ Thomas J. Quinlan
                                 ---------------------------
                                 Name: Thomas J. Quinlan
                                 Title: Vice President, Treasurer


                             IMAGE TECHNOLOGIES, INC.


                             By: /s/ Thomas J. Quinlan
                                 ---------------------------
                                 Name: Thomas J. Quinlan
                                 Title: Vice President, Treasurer


                             SHEA COMMUNICATIONS COMPANY


                             By: /s/ Thomas J. Quinlan
                                 ---------------------------
                                 Name: Thomas J. Quinlan
                                 Title: Vice President, Treasurer


                             KRUEGER ACQUISITION CORPORATION


                             By: /s/ Thomas J. Quinlan
                                 ---------------------------
                                 Name: Thomas J. Quinlan
                                 Title: Vice President, Treasurer


                             KRI, INC.


                             By: /s/ Thomas J. Quinlan
                                 ---------------------------
                                 Name: Thomas J. Quinlan
                                 Title: Vice President, Treasurer

                             RAI, INC.


                             By: /s/ Thomas J. Quinlan
                                 ---------------------------
                                 Name: Thomas J. Quinlan
                                 Title: Vice President, Treasurer


                             BCK 140  PARTNERSHIP



                             By:  WORLD COLOR PRESS, INC.,
                                  its General Partner


                                  By: /s/ Thomas J. Quinlan
                                      ---------------------------
                                      Name: Thomas J. Quinlan
                                      Title: Vice President,
                                             Treasurer


                             By:  THE LANMAN COMPANIES, INC., its General
                                  Partner


                                  By: /s/ Thomas J. Quinlan
                                      ---------------------------
                                      Name: Thomas J. Quinlan
                                      Title: Vice President,
                                             Treasurer


                             WORLD COLOR BOOK SERVICES, INC.


                             By: /s/ Thomas J. Quinlan
                                 ---------------------------
                                 Name: Thomas J. Quinlan
                                 Title: Vice President, Treasurer


                             THE JOHNSON & HARDIN CO.


                             By: /s/ Thomas J. Quinlan
                                 ---------------------------
                                 Name: Thomas J. Quinlan
                                 Title: Vice President, Treasurer

                             JOHNSON & HARDIN ENTERPRISES, INC.


                             By: /s/ Thomas J. Quinlan
                                 ---------------------------
                                 Name: Thomas J. Quinlan
                                 Title: Vice President, Treasurer


                             MAGNA-GRAPHIC,INC.


                             By: /s/ Thomas J. Quinlan
                                 --------------------------
                                 Name: Thomas J. Quinlan
                                 Title: Vice President, Treasurer


                             TACONIC HOLDINGS, INC.


                             By: /s/ Thomas J. Quinlan
                                 --------------------------
                                 Name: Thomas J. Quinlan
                                 Title: Vice President, Treasurer


                             CENTURY GRAPHICS CORPORATION


                             By: /s/ Thomas J. Quinlan
                                 -------------------------
                                 Name: Thomas J. Quinlan
                                 Title: Vice President, Treasurer


                             EDWIN ROAD PROPERTIES, INC.


                             By: /s/ Thomas J. Quinlan
                                 ------------------------
                                 Name: Thomas J. Quinlan
                                 Title: Vice President, Treasurer

                             LA-GNIAPPE ADVERTISING, INC.


                             By: /s/ Thomas J. Quinlan
                                 ------------------------
                                 Name: Thomas J. Quinlan
                                 Title: Vice President, Treasurer


                             LA-GNIAPPE INSERTS, INC.


                             By: /s/ Thomas J. Quinlan
                                 ------------------------
                                 Name: Thomas J. Quinlan
                                 Title: Vice President, Treasurer


                             DB ACQUISITION CORP.


                             By: /s/ Thomas J. Quinlan
                                 ------------------------
                                 Name: Thomas J. Quinlan
                                 Title: Vice President, Treasurer


                             DITTLER BROTHERS, INCORPORATED


                             By: /s/ Thomas J. Quinlan
                                 ------------------------
                                 Name: Thomas J. Quinlan
                                 Title: Vice President, Treasurer


                             ACME PRINTING COMPANY, INC.


                             By: /s/ Thomas J. Quinlan
                                 ------------------------
                                 Name: Thomas J. Quinlan
                                 Title: Vice President, Treasurer

                             BANKERS TRUST COMPANY,
                             individually as a Lender and as Administrative Agent and as Collateral Agent


                             By: /s/ Mary Jo Jolly
                                 ------------------------
                                 Name: Mary Jo Jolly
                                 Title: Assistant Vice President



                             BANK OF AMERICA NT & SA,
                             as a Lender


                             By: /s/ John W. Pocalyko
                                 ------------------------
                                 Name: John W. Pocalyko
                                 Title: Managing Director


                             CITIBANK, N.A.,
                             as a Lender


                             By: /s/ Charles Foster
                                 ---------------------------
                                 Name: Charles Foster
                                 Title: Attorney-In-Fact


                             ABN AMRO BANK, NV, NEW YORK BRANCH,
                             as Lender


                             By: ABN Amro North America, Inc.,
                                 as Agent

                                 By: /s/ Thomas Rogers
                                     ----------------------
                                     Name: Thomas Rogers
                                     Title: Vice President


                                 By: /s/ David C. Carrington
                                     ---------------------------
                                     Name: David C. Carrington
                                     Title: Vice President

                             BANK OF MONTREAL,
                             as Lender


                             By: /s/ R. J. McClorey
                                 ---------------------------
                                 Name: R. J. McClorey
                                 Title: Director


                             THE BANK OF NOVA SCOTIA
                             as Lender


                             By: /s/ J. Alan Edwards
                                 ---------------------------
                                 Name: J. Alan Edwards
                                 Title: Authorized Signatory


                             BANK OF SCOTLAND,
                             as Lender


                             By: /s/ Annie Chin Tat
                                 ---------------------------
                                 Name: Annie Chin Tat
                                 Title: Senior Vice President


                             BANK OF TOKYO - MITSUBISHI TRUST
                             COMPANY, as Lender


                             By:
                                 ---------------------------
                                 Name:
                                 Title:

                             PARIBAS, as Lender


                             By: /s/ John J. McCormick, III
                                 ---------------------------
                                 Name: John J. McCormick, III
                                 Title: Vice President


                             By: /s/ Duane Helkowski
                                 ---------------------------
                                 Name: Duane Helkowski
                                 Title: Vice President


                             CIBC, INC., as Lender


                             By: /s/ E. L. Gordon
                                 ---------------------------
                                 Name: E. L. Gordon
                                 Title: Executive Director


                             FLEET NATIONAL BANK,
                             as Lender


                             By: /s/ Jeff Lynch
                                 ---------------------------
                                 Name: Jeff Lynch
                                 Title: Vice President


                             THE FUJI BANK, LIMITED, NEW YORK BRANCH, as Lender


                             By: /s/ Teiji Teramoto
                                 ---------------------------
                                 Name: Teiji Teramoto
                                 Title: Vice President and Manager

                             THE INDUSTRIAL BANK OF JAPAN, LTD.,
                             as Lender


                             By: /s/ Takuya Honjo
                                 ---------------------------
                                 Name: Takuya Honjo
                                 Title: Senior Vice President


                             THE LONG-TERM CREDIT BANK OF JAPAN, LTD.
                             CHICAGO BRANCH, as Lender


                             By: /s/ Mark A. Thompson
                                 ---------------------------
                                 Name: Mark A. Thompson
                                 Title: Senior Vice President and
                                        Team Leader


                             PNC BANK, N.A.
                             formerly known as PNC Bank, Kentucky, Inc.
                             as Lender


                             By: /s/ Ralph A. Phillips
                                 ---------------------------
                                 Name: Ralph A. Phillips
                                 Title: Vice President


                             THE SANWA BANK, LIMITED,
                             as Lender


                             By: /s/ Dominic J. Sorresso
                                 ---------------------------
                                 Name: Dominic J. Sorresso
                                 Title: Vice President


                             BANKBOSTON, N.A. (formerly know as The First
                             National Bank of Boston), as Lender


                             By: /s/ Julie Jalelian
                                 ---------------------------
                                 Name: Julie Jalelian
                                 Title: Director

                             CREDIT SUISSE FIRST BOSTON (formerly
                             known as Credit Suisse), as Lender


                             By: /s/ Joel Glodowski
                                 ---------------------------
                                 Name: Joel Glodowski
                                 Title: Managing Director


                             By: /s/ Chris T Horgan
                                 ---------------------------
                                 Name: Chris T Horgan
                                 Title: Vice President


                             THE DAI-ICHI KANGYO BANK, LTD.,
                             as Lender


                             By: /s/ Mr. Ronald C. Wolinsky
                                 ---------------------------
                                 Name: Mr. Ronald C. Wolinsky
                                 Title: Vice President and Group
                                        Leader


                             DRESDNER BANK AG, NEW YORK AND GRAND
                             CAYMAN BRANCHES,
                             as Lender


                             By: /s/ William E. Lambert
                                 ---------------------------
                                 Name: William E. Lambert
                                 Title: Assistant Vice President


                             By: /s/ Brian Haughney
                                 ---------------------------
                                 Name: Brian Haughney
                                 Title: Assistant Treasurer


                             THE SAKURA BANK, LIMITED, as Lender


                             By:
                                 ---------------------------
                                 Name:
                                 Title:

                             THE SUMITOMO BANK, LIMITED, NEW YORK
                             BRANCH, as Lender


                             By:
                                 ---------------------------
                                 Name:
                                 Title:


                             STB DELAWARE FUNDING TRUST I, as Lender


                             By: /s/ Donald Horgadon
                                 ---------------------------
                                 Name: Donald Horgadon
                                 Title: Assistant Vice President


                             THE YASUDA TRUST AND BANKING CO., LTD.,
                             NEW YORK BRANCH, as Lender


                             By:
                                 ---------------------------
                                 Name:
                                 Title:


                             THE TOKAI BANK, LTD., NEW YORK BRANCH,
                             as Lender


                             By: /s/ Shinichi Nakatani
                                 ---------------------------
                                 Name: Shinichi Nakatani
                                 Title: Assistant General Manager

                             MERITA BANK LTD NEW YORK BRANCH
                             as Lender


                             By: /s/ Frank Maffei
                                 ---------------------------
                                 Name: Frank Maffei
                                 Title: Vice President


                             By: /s/ Clifford Abramsky
                                 ---------------------------
                                 Name: Clifford Abramsky
                                 Title: Vice President


                             BAYERISCHE VEREINSBANK AG, NEW YORK
                             BRANCH, as Lender


                             By: /s/ Ralf Enke
                                 ---------------------------
                                 Name: Ralf Enke
                                 Title: Assistant Treasurer


                             By: /s/ Marianne Weinzinger
                                 ---------------------------
                                 Name: Marianne Weinzinger
                                 Title: Vice President


                             THE BANK OF NEW YORK,
                             as Lender


                             By: /s/ Kenneth P. Sneider, Jr.
                                 ---------------------------
                                 Name: Kenneth P. Sneider, Jr.
                                 Title: Vice President


                             FIRST UNION NATIONAL BANK,
                             as Lender


                             By: /s/ Reyno A. Giallonga, Jr.
                                 ---------------------------
                                 Name: Reyno A. Giallonga, Jr.
                                 Title: Senior Vice President

                             ERSTE DER OESTERREICHISCHEN SPARKASSEN AG, as Lender


                             By: /s/ Rima Terradista
                                 ---------------------------
                                 Name: Rima Terradista
                                 Title: Vice President


                             By: /s/ John S. Runnion
                                 ---------------------------
                                 Name: John S. Runnion
                                 Title: First Vice President


                             BANK LEUMI TRUST COMPANY NEW YORK,
                             as Lender


                             By: /s/ Sami Ambar
                                 ---------------------------
                                 Name: Sami Ambar
                                 Title: Vice President


                             CREDIT AGRICOLE INDOSUEZ,
                             as Lender


                             By: /s/ Craig Welch
                                 ---------------------------
                                 Name: Craig Welch
                                 Title: First Vice President


                             By: /s/ Sarah McClintrek
                                 ---------------------------
                                 Name: Sarah McClintrek
                                 Title: Vice President


                             GOLDMAN SACHS CREDIT PARTNERS L.P.,
                             as Lender


                             By:
                                 ---------------------------
                                 Name:
                                 Title:

                             LEHMAN COMMERCIAL PAPER INC.,
                             as Lender


                             By: /s/ Michele Swanson
                                 ---------------------------
                                 Name: Michele Swanson
                                 Title: Authorized Signatory


                             MORGAN STANLEY SENIOR FUNDING, INC.,
                             as Lender


                             By:
                                 ---------------------------
                                 Name:
                                 Title:


                             THE TOYO TRUST AND BANKING CO. LTD.,
                             as Lender


                             By: /s/ T. Mikumo
                                 ---------------------------
                                 Name: T. Mikumo
                                 Title: Vice President

                             ALLIED IRISH BANKS PLC, CAYMAN ISLANDS
                             BRANCH, as Lender


                             By:
                                 ---------------------------
                                 Name:
                                 Title:


                             By:
                                 ---------------------------
                                 Name:
                                 Title:

                             GULF INTERNATIONAL BANK B.S.C.,
                             as Lender


                             By: /s/ Abdel-Fattah Tahoun
                                 ---------------------------
                                 Name: Abdel-Fattah Tahoun
                                 Title: Senior Vice President


                             By: /s/ Thomas E. Fitzherbert
                                 ---------------------------
                                 Name: Thomas E. Fitzherbert
                                 Title: Vice President


                             THE MITSUI TRUST AND BANKING COMPANY,
                             LIMITED, as Lender


                             By: /s/ Margaret Holloway
                                 ---------------------------
                                 Name: Margaret Holloway
                                 Title: Senior Vice President and Manager